Exhibit 77Q(1)(d)

The Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended, effective November 16, 2012 is incorporated by reference to exhibit (n)(1) to PEA No. 63 to the Registration Statement filed on November 29, 2012 (Accession No. 0001193125-12-485150).